                                                                     EXHIBIT 4.1

                         CONSENT OF INDEPENDENT AUDITORS

          We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated November 19, 2003 in the Amendment No. 1 to the Registration Statement (File No. 333-110558) and related Prospectus of Claymore Securities Defined Portfolios, Series 164.


                                      /s/ Grant Thornton LLP
                                      ------------------------
                                      GRANT THORNTON LLP


Chicago, Illinois
November 19, 2003